UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                               June 30, 2013

Dear Fellow Shareholders,

Our Fund’s NAV rose by 7.1% in the first half of 2013. We ended the period at 50 positions with a weighted average market cap of $400 million, a dividend yield of 1.5%, and a price to book value ratio of 100%. Our performance lagged the benchmark R2000 (which rose 15.9%) for reasons that will be explained in a moment.

Total Return                                                  YTD             2012       2011       2010        2009

Pinnacle Value Fund                                         7.1%          18.9%     (4.9)%    13.5%      12.7%

Russell 2000                                                    15.9              16.3        (4.2)       26.9         27.1

S&P 500                                                          13.8%           15.9%      2.1%     15.1%      26.5%

(All returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Portfolio Activity

As can be seen from the box scores above, domestic equities had a strong first half, leaving most indices at or close to record highs. Our lagging results can be explained by three key factors.

1. Large cash position. This is driven by the lack of compelling opportunities trading at valuations we find attractive and is not unusual for value investors like us. Proceeds from two acquisitions that closed in the first half (Seabright Insurance, Kent Financial) have not been reinvested (yet) and we’ve trimmed back positions where we felt valuations  a bit excessive.

Cash earns next to nothing but is “money good” when reached for.

2. Robust investor appetite for risk, fostered by continuing monetary stimulus by Central Banks worldwide.  Firms with a high degree of financial leverage have outperformed those with strong balance sheets. Our small cap portfolio is chock full of strong firms with balance sheets capable of withstanding the economic hiccups that inevitably occur. In 2013 that’s worked against us.

3. Most of our larger positions, which did very well in 2012, have lagged the market’s advance in 2013.  They are still up, but less than the market. We are comfortable with virtually all our larger positions and expect continued value creation activity from each: continued earnings growth, balance sheet strengthening, dividend reinstatements, share repurchases and other initiatives.  For example, Wilshire Bank recently made two strategic acquisitions and reinstated their dividend.  Montpelier Re and MVC Capital are buying back shares at discounts to book value.

While underperforming the benchmark is never satisfying, we’ll let valuations be our guide. One of our biggest challenges at times like these is not to capitulate and lower our standards of selection to “justify” participation in an upward trending market. It’s not in our nature to chase stocks, especially when US equities (and small/microcaps in particular) are at record highs. One rarely sees the terms “margin of safety”, “capital preservation” or “risk aversion” in the press these days- a sign of the times, I guess. However, we’re not spending afternoons at the movies, and we come to work every day looking for bargains. If anything, our research intensity has increased as we want to be fully prepared to exploit any dislocation that may occur.

Banks, Insurance and other Financials….

Some of you may wonder about the concentration of these issues in our Top 10 holdings.

Most have been in the portfolio for years, and several were acquired during the depths of the financial crisis 4-5 years ago. At that time, investors shunned these issues fearing that banks would be hurt by loan losses, and insurance companies by portfolio losses. Many felt the niche businesses owned by our business development firms (MVC Capital and Capital Southwest) wouldn’t survive the coming recession.  Fortunately we’ve followed these firms for years and had personal relationships with top management. After speaking with them we were convinced the stronger ones would survive, and there was good money to made on the other side. We began cautiously buying.  Of course, the shares traded lower.  In some cases (Anchor Bank, Preferred Bank and Wilshire Bank) the problems became so acute the regulators stepped in and forced them to raise equity capital at very attractive terms - which we were able to participate in.

Ultimately each survived and, with the benefit of additional capital, accommodative monetary policy and an economic rebound, returned to prosperity.  Share prices rebounded accordingly, and the positions grew in size to what you see today. In our opinion each is a vastly better institution for having gone through the crisis: better managements, balance sheets, underwriting standards and customer relationships.  While the worst is probably behind us and the institutions are doing well, we are monitoring them closely for exposure to higher interest rates.

By now you should have received your quarter end statement. As of today, we’ll most likely pay a distribution at year end, which’ll be taxable to those who hold shares in taxable accounts. Currently our net realized gains ( 81% long term) comprise about 5.8% of Fund assets, which is a rough estimate for your planning purposes. We’ll have a final amount on Oct. 31. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

John E. Deysher                                                                                    Pinnacle Value Fund

President & Portfolio Manager                                                           745 Fifth Ave.-2400

212-605-7100                                                                                         New York, NY  10151

TOP 10 POSITIONS                                                                                         % net assets

1. First Acceptance- non standard personal auto insurance                                        4.3

2. Hallmark Financial- multi-line specialty insurer                                                    4.0

3. Preferred Bank- Chinese American bank                                                               3.9

4. Wilshire Bank- Korean American bank                                                                  3.9

5. Montpelier Re- multi-national re-insurer                                                                3.9

6. Capital Southwest- business development co.                                                        3.8

7. MVC Capital- business development co.                                                                3.1

8. Anchor Bancorp- savings bank                                                                               2.7

9. Asta Funding- specialty finance co.                                                                        2.5

10. Christopher & Banks- woman’s retailer                                                                2.5

                                                                              Total                                             34.6%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Capital Southwest                                                                                              $704,500

2. First Acceptance                                                                                                  608,700

3. Christopher & Banks                                                                                           385,300

4. Preferred Bank                                                                                                     338,400

5. Wilshire Bank                                                                                                      264,300

                                                                              Total                                     $2,301,200

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Asta Funding                                                                                                      $148,900

2. National Security                                                                                                    76,300

3. Hallmark Financial                                                                                                 62,700

4. Ambassador Group                                                                                                 49,800

5. Stanley Furniture                                                                                                    38,000

                                                                              Total                                         $375,700

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                                43.2%

Insurance                                                                                                                       17.3

Banks & Thrifts                                                                                                             10.6

Closed End & Exchange Traded Funds                                                                          9.6

Financial Services                                                                                                           7.1

Consumer Goods & Services                                                                                          6.0

Real Estate Investment Trusts                                                                                         2.8

Conglomerates                                                                                                                2.0

Industrial Good & Services                                                                                            1.4

                                                                                                    Total                          100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2013 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
93,800	Anchor Bancorp *	$ 720,836	$ 1,573,026
800	Eastern Virginia Bank *	4,763	4,000
138,604	Preferred Bank *	1,031,442	2,284,194
1,016	United Community Financial Corp. *	4,203	4,724
342,007	Wilshire Bancorp	1,017,026	2,264,086
		2,778,270	6,130,030	10.56%
Conglomerate
100	Steel Partners Holdings L.P. *	1,109	1,368
142,049	Regency Affiliates, Inc. *	750,235	1,136,392
		751,344	1,137,760	1.96%
Fabricated Metal Products
100	Circor International, Inc.	4,357	5,086
15,719	Hardinge, Inc.	51,305	232,327
12,150	Keystone Consol Industries, Inc. *	95,170	109,107
		150,832	346,520	0.60%
Financial Services
170,687	Asta Funding, Inc. *	239,960	1,476,443
238,445	BKF Capital Group, Inc. *	783,446	240,829
512,840	Cadus Corp. *	828,076	717,976
285,670	CoSine Communications, Inc. *	697,285	548,486
300	Gleacher & Company, Inc. *	4,147	4,164
1,000	Special Diversified Opportunities, Inc.	990	901
1,141,027	SWK Holdings Corp. *	970,970	1,141,027
		3,524,874	4,129,826	7.12%
Furniture & Fixtures
20,000	Hooker Furniture	210,009	325,200
10,183	Flexsteel Industries, Inc.	52,316	248,262
100	Stanley Furniture Company, Inc. *	283	400
		262,608	573,862	0.99%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	987,228	1.70%

Insurance
31,448	EMC Insurance Group, Inc.	578,620	825,824
1,525,886	First Acceptance Corp. *	3,102,939	2,502,453
250,724	Hallmark Financial Services, Inc. *	1,640,612	2,291,617
26,840	Independence Holding Co.	116,279	317,249
89,900	Montpelier Re Holdings Ltd.	1,177,775	2,248,399
98,818	National Security Group, Inc.	820,249	760,899
900	Navigators Group, Inc. *	33,483	51,336
80,400	Old Republic International Corp.	627,565	1,034,748
		8,097,522	10,032,525	17.29%
Retail
17,150	ALCO Stores, Inc. *	128,985	190,363
135	Cache, Inc. *	423	601
218,158	Christopher & Banks Corp. *	229,006	1,470,385
		358,414	1,661,349	2.86%
Test & Measurement
50,200	Electro Sensors, Inc.	199,619	206,824	0.36%

Security Services
65,107	Costar Technologies, Inc. (a) *	554,772	186,206	0.32%

Educational Services
70,201	Ambassador Group, Inc.	297,108	249,214	0.43%

Real Estate Investment Trusts
30,700	American Land Lease, Inc. PFD 7.75% Series A	644,555	759,825
41,500	Getty Realty Corp.	586,745	856,975
2,100	Vestin Realty Mortgage I, Inc. *	2,597	3,591
4,400	Vestin Realty Mortgage II, Inc. *	6,377	7,260
		1,240,274	1,627,651	2.80%
Trucking
28,273	P.A.M. Transportation Services, Inc. *	108,706	289,798
400	Patriot Transportation Holding, Inc. *	12,086	12,016
		120,792	301,814	0.52%
Water Supply
100	Consolidated Water Co.	731	1,143	0.00%

Total for Common Stock		$ 18,977,899	$ 27,571,952	47.51%

Closed-End & Exchange Traded Funds
16,100	Capital Southwest Corp.	1,169,463	2,219,063
2,421	Central Europe & Russia Fund, Inc. *	29,150	72,194
5,190	Guggenheim Solar *	79,579	123,262
64,780	Japan Smaller Capitalization Fund, Inc. *	414,665	555,165
143,437	MVC Capital, Inc.	1,254,961	1,805,872
27,359	Petroleum & Resources Corp.	462,344	702,374
3,417	Singapore Fund, Inc.	20,742	44,182
4,762	Turkish Investment Fund, Inc. *	20,302	75,668

Total for Closed-End & Exchange Traded Funds		$ 3,451,206	$ 5,597,780	9.65%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.10% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.06% **	500,000	500,000
24,072,403	First American Government Obligation Fund Class Z 0.02% **	24,072,403	24,072,403

Total for Short Term Investments		$ 25,072,403	$ 25,072,403	43.20%

	Total Investments	$ 47,501,508	$ 58,242,135	100.35%

	Liabilities in excess of other Assets		(205,142)	-0.35%

	Net Assets		$ 58,036,993	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2013.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investment Securities at Market Value	$ 58,242,135
(Identified Cost $47,501,508)
Cash	404,557
Receivables:
Shareholder Subscriptions	6,932
Portfolio Securities Sold	380,754
Dividends and Interest	32,474
Prepaid Expenses	13,399
Total Assets	59,080,251
Liabilities:
Payable to Advisor	1,014,437
Shareholder Redemptions	549
Portfolio Securities Purchased	12,086
Accrued Expenses	16,186
Total Liabilities	1,043,258
Net Assets	$ 58,036,993

Net Assets Consist of:
Paid-In Capital	$ 45,432,077
Accumulated Undistributed Net Investment Loss	(224,301)
Accumulated Realized Gain on Investments - Net	2,088,590
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	10,740,627
Net Assets	$ 58,036,993
Net Asset Value and Redemption Price
Per Share ($56,036,993/3,398,456 shares outstanding), no par value, unlimited
shares authorized	$ 17.08

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2013 (Unaudited)

Investment Income:
Dividends	$ 184,879
Interest	2,094
Total Investment Income	186,973
Expenses:
Investment Advisor Fees (Note 3)	345,183
Transfer Agent & Fund Accounting Fees	20,954
Insurance Fees	7,980
Custodial Fees	8,478
Audit Fees	7,480
Registration Fees	3,499
Trustee Fees	4,987
Legal Fees	998
Miscellaneous Fees	3,493
Printing & Mailing Fees	2,494
Total Expenses	405,546
Expense Recoupment (Note 3)	5,728
Net Expenses	411,274

Net Investment Loss	(224,301)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,223,220
Capital Gain Distributions from Regulated Investment Companies	48,940
Change in Unrealized Appreciation on Investments	1,716,637
Net Realized and Unrealized Gain on Investments	3,988,797

Net Increase in Net Assets from Operations	$ 3,764,496

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2013	12/31/2012
From Operations:
Net Investment Loss	$ (224,301)	$ (131,648)
Net Realized Gain on Investments	2,223,220	1,232,019
Capital Gain Distributions from Regulated Investment Companies	48,940	336,256
Net Unrealized Appreciation	1,716,637	7,127,874
Increase in Net Assets from Operations	3,764,496	8,564,501

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(1,787,127)
Total distributions to shareholders	-	(1,787,127)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	3,579,232	4,956,212
Shares issued in Reinvestment of Dividends	-	1,663,219
Cost of Shares Redeemed	(1,944,099)	(8,398,971)
Net Increase (Decrease) from Shareholder Activity	1,635,133	(1,779,540)

Net Increase in Net Assets	5,399,629	4,997,834

Net Assets at Beginning of Period	52,637,364	47,639,530
Net Assets at End of Period (b)	$ 58,036,993	$ 52,637,364

Share Transactions:
Issued	214,859	323,531
Reinvested	-	105,134
Redeemed	(117,222)	(557,787)
Net increase in shares	97,637	(129,122)
Shares outstanding beginning of Period	3,300,819	3,429,941
Shares outstanding end of Period	3,398,456	3,300,819

(a) Net of Redemption Fees of $2,072 for the period ended June 30, 2013, and $6,474 for the period ended December 31, 2012.
(b) Includes undistributed net investment income of $(224,301) at June 30, 2013 and $0 at December 31, 2012.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value -
Beginning of Period	$ 15.95		$ 13.89	$ 14.61	$ 12.87	$ 11.45	$ 15.57
Net Investment Income (Loss) *	(0.07)		(0.04)	(0.13)	(0.12)	(0.04)	0.15
Net Gains or Losses on Securities
(realized and unrealized)	1.20		2.66	(0.59)	1.86	1.49	(2.80)
Total from Investment Operations	1.13		2.62	(0.72)	1.74	1.45	(2.65)

Distributions from Net Investment Income	-		-	-	-	-	(0.14)
Distributions from Capital Gains	-		(0.56)	-	-	(0.03)	(1.33)
	-		(0.56)	-	-	(0.03)	(1.47)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period	$ 17.08		$ 15.95	$ 13.89	$ 14.61	$ 12.87	$ 11.45

Total Return	7.08%	(c)	18.88%	(4.93)%	13.52%	12.71%	(16.87)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 58,037		$ 52,637	$ 47,640	$ 64,475	$ 59,795	$ 57,365

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	(b)	1.49%	1.48%	1.47%	1.47%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	(0.79)%	(b)	(0.26)%	(0.93)%	(0.91)%	(0.35)%	1.12%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	(b)	1.49%	1.47%	1.47%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.82)%	(b)	(0.26)%	(0.91)%	(0.91)%	(0.37)%	1.06%

Portfolio Turnover Rate	1.18%	(c)	8.14%	34.11%	5.46%	63.12%	66.37%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share
(b) Annualized
(c) Not Annualized

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2013 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at June 30 2013:

                                                        Level 1             Level 2              Level 3                           Total

Equity *                          $32,983,526         186,206                  0                  $ 33,169,732

Money Market Funds       25,072,403                    0                  0                     25,072,403

Investments at Market    $58,055,929         186,206                  0                  $ 58,242,135

* See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2013 (UNAUDITED)

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For six months end June 30, 2013, Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2013 the Fund invested approximately 43% of net assets in money market funds.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2012 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2013, $2,072 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2013, Adviser earned $345,183 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2013 (UNAUDITED)

Expenses exceed 1.49%, of average daily net assets through April 30, 2013.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  For the year ended December 31, 2012, the Adviser recouped $879 of prior waiver/reimbursements from the Fund and has $7,829 available for recoupment expiring December 31, 2014.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $396,826 and $4,987,050, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The tax nature of distributions paid during six months ended June 30, 2013 and the year ended Dec 31, 2012 are:

	2013	2012
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 1,787,127

At December 31, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $44,770,984

Gross tax unrealized appreciation                                                                     $11,238,058

Gross tax unrealized depreciation                                                                       (2,608,784)

Net tax unrealized appreciation                                                                             8,629,274

Accumulated realized gain on investments –net                                                      211,146

Accumulated Gain                                                                                              $ 8,840,420

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                        JUNE 30, 2013 (UNAUDITED)

assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (57)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (80)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (57)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (47)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$1,070.85	$7.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 6, 2013